UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22678

Salient MF Trust

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
Salient MF Trust	K&L Gates LLP
4265 San Felipe, 8th Floor	State Street Financial Center
Houston, TX 77027	One Lincoln Street
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 12/31/13

Date of reporting period: 09/30/13

Item 1.	Schedule of Investments.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments

September 30, 2013

(Unaudited)

Other Assets and Liabilities-100.0%	$120,386,447

Net Assets- 100.0%	$120,386,447

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Commonwealth Treasury Bond	December 2013	96	$10,531,097	$221,683
10 Year Canada Bond	December 2013	161	20,266,084	226,471
10 Year Japan Government Bond	December 2013	48	70,388,278	651,684
10 Year U.S. Treasury Note	December 2013	168	21,233,625	442,660
ASX SPI 200 Index	December 2013	45	5,480,409	(7,310)
CAC 40 10 Euro	October 2013	78	4,374,483	47,485
Cotton No. 2 *	December 2013	276	12,034,980	373,748
E-Mini S&P 500	December 2013	111	9,292,365	(22,756)
E-Mini S&P MidCap 400	December 2013	59	7,319,540	84,812
Euro-Bund	December 2013	170	32,309,336	713,430
FTSE 100 Index	December 2013	45	4,683,342	(89,446)
FTSE/JSE Top 40 Index	December 2013	146	5,785,735	66,812
FTSE/MIB Index	December 2013	35	4,123,245	12,687
Gasoline RBOB *	November 2013	38	4,194,607	(343,776)
German Stock Index	December 2013	15	4,356,891	53,810
Hang Seng China Enterprises Index	October 2013	67	4,464,104	(160,024)
Hang Seng Index	October 2013	32	4,720,760	(85,975)
IBEX 35 Index	October 2013	38	4,695,436	150,048
Lean Hogs *	December 2013	342	11,850,300	81,120
LME Lead *	November 2013	214	11,268,438	(234,833)
LME Primary Aluminum *	November 2013	1	45,625	471
LME Zinc *	November 2013	2	95,163	655
Long Gilt	December 2013	82	14,643,142	224,355
MSCI Taiwan Stock Index	October 2013	252	7,234,920	(149,580)
NYMEX WTI Crude *	October 2013	108	11,051,640	(686,170)
OMXS30 Index	October 2013	215	4,217,901	(24,094)
Russell 2000 Mini Index	December 2013	70	7,499,800	175,864
S&P/Toronto Stock Exchange 60 Index	December 2013	45	6,383,629	33,521
SGX S&P CNX Nifty Index	November 2013	476	5,488,756	(164,126)
Tokyo Price Index	December 2013	40	4,869,760	163,818

			$314,903,391	$1,757,044

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Cocoa *	December 2013	159	$4,197,600	$(335,845)
Coffee ‘C’ *	December 2013	36	1,534,950	95,294
Copper *	December 2013	38	3,156,850	(105,487)
Corn *	December 2013	80	1,766,000	185,644
ICE Brent Crude *	November 2013	36	3,867,480	181,845
ICE Gas Oil *	November 2013	58	5,289,600	295,668
Live Cattle *	January 2014	221	11,666,590	(273,983)
LME Nickel *	November 2013	2	167,070	923
Natural Gas *	October 2013	41	1,459,600	39,455
NY Harbor ULSD *	November 2013	14	1,747,242	109,379
Silver *	December 2013	1	108,540	(10,173)
Soybean *	November 2013	44	2,822,050	(183,303)
Sugar #11 *	March 2014	391	7,943,869	(331,248)
Wheat *	December 2013	89	3,019,325	(90,695)

			$48,746,766	$(422,526)

*	These investments are held by Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”).

See accompanying notes to Schedules of Investments.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments, continued

September 30, 2013

(Unaudited)

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$99,287,519	27.3%
Equity Risk	94,991,076	26.1%
Interest Rate Risk	169,371,562	46.6%

Total	$363,650,157	100.0%

See accompanying notes to Schedules of Investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Consolidated Schedule of Investments

September 30, 2013

(Unaudited)

	Shares/Units	Fair Value
Common Stocks-1.0%
Independent Power Producers & Energy Traders-1.0%
United States-1.0%
Pattern Energy Group, Inc.	136,112	$3,185,021

(Cost $3,167,063)		3,185,021

Master Limited Partnerships and Related Companies-97.4%
Coal-1.3%
United States-1.3%
Alliance Holdings GP, L.P. (1)(2)	67,338	4,032,199

		4,032,199

Crude/Natural Gas Production-1.7%
United States-1.7%
Western Gas Equity Partners, L.P. (2)	147,732	5,494,153

		5,494,153

Crude/Refined Products Pipelines-29.4%
United States-29.4%
Enbridge Energy Management, LLC (2)(3)	642,694	18,496,733
Kinder Morgan Management, LLC (2)(3)	327,644	24,560,226
Kinder Morgan, Inc.	428,470	15,240,678
Magellan Midstream Partners, L.P. (1)(2)	103,287	5,828,485
Rose Rock Midstream, L.P. (2)	131,045	4,186,888
Semgroup Corp.	264,127	15,060,522
Summit Midstream Partners, L.P. (2)	127,443	4,326,690
Tesoro Logistics, L.P. (2)	97,303	5,643,574

		93,343,796

Electric Utilities-4.9%
United States-4.9%
NRG Yield, Inc., Class A (2)	512,948	15,537,195

		15,537,195

Natural Gas Gathering/ Processing-32.1%
United States-32.1%
Crosstex Energy, Inc.	469,447	9,806,748
DCP Midstream Partners, L.P. (2)	81,344	4,039,543
Linn Co., LLC	534,678	15,601,904
MarkWest Energy Partners, L.P. (2)	111,683	8,066,863
NGL Energy Partners, L.P. (2)(4)(5)	255,500	7,656,525
NGL Energy Partners, L.P. (2)	45,418	1,400,691
Targa Resources Corp.	339,723	24,786,190
Targa Resources Partners, L.P. (2)	107,669	5,541,723
Williams Companies, Inc.	682,995	24,833,699

		101,733,886

Natural Gas/ Natural Gas Liquids Pipelines-18.1%
United States-18.1%
Energy Transfer Equity, L.P. (1)(2)	89,011	5,855,144
Enterprise Products Partners, L.P. (1)(2)	216,741	13,229,871
EQT Midstream Partners, L.P. (2)	96,203	4,736,074
ONEOK, Inc.	354,299	18,891,222
Spectra Energy Corp.	430,850	14,747,995

		57,460,306

Oil, Gas & Consumable Fuels-1.0%
United States-1.0%
HollyFrontier Corp	72,309	3,044,932

		3,044,932

Shipping-8.9%
Bermuda-2.4%
Golar LNG Partners, L.P. (2)	231,330	7,518,225

Republic of the Marshall Islands-4.0%
Navios Maritime Partners, L.P. (2)	222,639	3,259,435
Teekay Offshore Partners, L.P. (2)	279,725	9,331,626

United States-2.5%
Capital Product Partners, L.P. (2)	881,434	7,932,906

		28,042,192

Total Master Limited Partnerships and Related Companies (Cost $291,540,114))		308,688,659

See accompanying notes to Schedules of Investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Consolidated Schedule of Investments, continued

September 30, 2013

(Unaudited)

Warrant-0.9%
Crude/Refined Products Pipelines-0.9%
United States-0.9%
Kinder Morgan, Inc. (2)	576,424	$864,827

Total Warrant (Cost $3,076,720)		2,864,827

Total Investments-99.3% (Cost $297,783,897)		314,738,507
Other Assets and Liabilities-0.7%		2,261,033

Total Net Assets-100.0%		$316,999,540

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)	All or a portion of these securities are held by Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”).
(2)	Non-income producing security.
(3)	Distributions are paid-in-kind.
(4)	Restricted security is exempt from registration under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(5)

Security was valued using fair value procedures approved by the Board. The aggregate value of this security was $7,656,525, representing 2.4% of net assets. See Note 2 regarding fair valuation of restricted securities.

See accompanying notes to Schedules of Investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Consolidated Schedule of Investments, continued

September 30, 2013

(Unaudited)

Salient MLP & Energy Infrastructure Fund II invested in the following industries as of September 30, 2013:

	Value	% of Net Assets
Coal	$4,032,199	1.3%
Crude/Natural Gas Production	5,494,153	1.7%
Crude/Refined Products Pipelines	96,208,623	30.3%
Electric Utilities	15,537,195	4.9%
Independent Power Producers & Energy Traders	3,185,021	1.0%
Natural Gas Gathering/ Processing	101,733,886	32.1%
Natural Gas/ Natural Gas Liquids Pipelines	57,460,306	18.1%
Oil, Gas & Consumable Fuels	3,044,932	1.0%
Shipping	28,042,192	8.9%
Other *	2,261,033	0.7%

Total	$316,999,540	100.0%

Salient MLP & Energy Infrastructure Fund II invested in securities with exposure to the following countries as of September 30, 2013:

	Value	% of Net Assets
Bermuda	$7,518,225	2.4%
Republic of the Marshall Islands	12,591,061	4.0%
United States	294,629,221	92.9%
Other *	2,261,033	0.7%

Total	$316,999,540	100.0%

*	Includes net other assets and liabilities, which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to Schedules of Investments.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments

September 30, 2013

(Unaudited)

Other Assets and Liabilities-100.0%	$43,862,820

Net Assets- 100.0%	$43,862,820

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
ASX SPI 200 Index	December 2013	35	$4,262,540	$(5,686)
CAC 40 10 Euro	October 2013	39	2,187,241	23,743
Cocoa *	December 2013	17	448,800	37,970
Cotton No. 2 *	December 2013	41	1,787,805	43,201
FTSE 100 Index	December 2013	6	624,446	(11,926)
Gasoline RBOB *	November 2013	19	2,097,304	(171,534)
German Stock Index	December 2013	34	9,875,619	121,968
Hang Seng China Enterprises Index	October 2013	141	9,394,607	(336,767)
Hang Seng Index	October 2013	64	9,441,520	(171,951)
Lean Hogs *	December 2013	132	4,573,800	33,628
Natural Gas *	October 2013	12	427,200	(11,436)
NYMEX WTI Crude *	October 2013	41	4,195,530	(260,520)
OMXS30 Index	October 2013	315	6,179,716	(35,301)
Russell 2000 Mini Index	December 2013	146	15,642,440	366,803
S&P/Toronto Stock Exchange 60 Index	December 2013	30	4,255,753	22,348
SGX S&P CNX Nifty Index	November 2013	433	4,992,923	(149,300)
Tokyo Price Index	December 2013	21	2,556,624	86,005

			$82,943,868	$(418,755)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Commonwealth Treasury Bond	December 2013	30	$3,290,968	$(70,685)
10 Year Canada Bond	December 2013	34	4,279,794	(48,719)
10 Year U.S. Treasury Note	December 2013	37	4,676,453	(93,153)
CBOE Volatility Index (VIX)	October 2013	61	988,200	(36,754)
Coffee ‘C’ *	December 2013	91	3,880,013	224,893
Copper *	December 2013	22	1,827,650	(48,956)
Corn *	December 2013	69	1,523,175	68,884
E-Mini S&P 500	December 2013	109	9,124,935	21,526
E-Mini S&P MidCap 400	December 2013	9	1,116,540	(12,983)
Euro-Bund	December 2013	12	2,280,659	(51,036)
FTSE/JSE Top 40 Index	December 2013	56	2,219,186	(25,909)
FTSE/MIB Index	December 2013	104	12,251,928	(45,215)
Gold 100 Oz *	December 2013	21	2,786,700	(120,792)
IBEX 35 Index	October 2013	83	10,255,821	(328,629)
ICE Brent Crude *	November 2013	2	214,860	10,102
ICE Gas Oil *	November 2013	15	1,368,000	76,466
Live Cattle *	January 2014	62	3,272,980	(76,871)
Long Gilt	December 2013	16	2,857,198	(42,417)
MSCI Taiwan Stock Index	October 2013	192	5,512,320	112,595
NY Harbor ULSD *	November 2013	2	249,606	15,626
Silver *	December 2013	14	1,519,560	(108,362)
Soybean *	November 2013	8	513,100	(16,528)
Sugar #11 *	March 2014	188	3,819,558	(159,285)
Wheat *	December 2013	84	2,849,700	(90,088)

			$82,678,904	$(846,290)

*	All or a portion of these securities are held by Salient Alternative Beta Offshore Fund Ltd. (the “Alternative Beta Subsidiary”).

See accompanying notes to Schedules of Investments.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments, continued

September 30, 2013

(Unaudited)

Total Return Short Swap Agreements:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
KOSPI 200 Index	Goldman Sachs	12/13/13	$10,771,207	$26,466

Forward Foreign Currency Exchange Contracts:

At September 30, 2013, the Fund’s open forward foreign currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation (Depreciation)
Long Contracts:
Chilean Peso	Goldman Sachs	10/15/13	1,134,216,200	$2,209,440	$2,243,384	$33,944
Euro	Goldman Sachs	10/15/13	2,276,185	2,995,004	3,079,108	84,104
Hungarian Forint	Goldman Sachs	10/15/13	783,839,935	3,398,101	3,564,608	166,507
Indian Rupee	Goldman Sachs	10/17/13	174,449,790	2,514,048	2,772,055	258,007
Indonesian Rupiah	Goldman Sachs	10/16/13	23,604,978,000	2,020,109	2,034,112	14,003
Israeli New Shekel	Goldman Sachs	10/15/13	14,444,150	3,947,028	4,099,638	152,610
Korean Won	Goldman Sachs	10/15/13	3,979,332,500	3,611,665	3,701,360	89,695
Mexican Peso	Goldman Sachs	10/15/13	58,374,939	4,322,469	4,454,512	132,043
New Zealand Dollar	Goldman Sachs	10/15/13	1,035,300	803,910	858,644	54,734
Polish Zloty	Goldman Sachs	10/15/13	11,426,486	3,506,025	3,656,842	150,817
Russian Ruble	Goldman Sachs	10/15/13	158,540,141	4,690,537	4,881,721	191,184
Swedish Krona	Goldman Sachs	10/15/13	3,197,290	482,530	497,529	14,999
Turkish Lira	Goldman Sachs	10/21/13	3,574,673	1,719,833	1,763,370	43,537

				$36,220,699	$37,606,883	$1,386,184

Short Contracts:
Australian Dollar	Goldman Sachs	10/15/13	3,458,382	$3,126,995	$3,222,124	$(95,129)
Brazilian Real	Goldman Sachs	10/15/13	1,040,727	431,658	467,907	(36,249)
British Pound	Goldman Sachs	10/15/13	6,077,672	9,448,956	9,836,649	(387,693)
Canadian Dollar	Goldman Sachs	10/15/13	3,009,567	2,853,481	2,921,102	(67,621)
Czech Koruna	Goldman Sachs	10/15/13	31,999,563	1,630,468	1,686,655	(56,187)
Japanese Yen	Goldman Sachs	10/15/13	627,255,890	6,309,787	6,382,952	(73,165)
Malaysian Ringgit	Goldman Sachs	10/16/13	2,041,252	616,320	625,829	(9,509)
Norwegian Krone	Goldman Sachs	10/15/13	1,934,651	318,304	321,668	(3,364)
Philippine Peso	Goldman Sachs	10/15/13	217,336,179	4,882,862	4,993,651	(110,789)
Singapore Dollar	Goldman Sachs	10/16/13	4,725,962	3,699,962	3,768,221	(68,259)
South African Rand	Goldman Sachs	10/15/13	21,719,008	2,091,383	2,160,370	(68,987)
Swiss Franc	Goldman Sachs	10/15/13	785,494	839,293	868,943	(29,650)
Taiwan Dollar	Goldman Sachs	10/15/13	136,432,023	4,555,326	4,615,818	(60,492)

				$40,804,795	$41,871,889	$(1,067,094)

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$37,355,341	14.7%
Equity Risk	121,653,566	48.0%
Foreign Exchange Rate Risk	77,025,494	30.4%
Interest Rate Risk	17,385,072	6.9%

Total	$253,419,473	100.0%

See accompanying notes to Schedules of Investments.

SALIENT TREND FUND

Consolidated Schedule of Investments

September 30, 2013

(Unaudited)

Other Assets and Liabilities-100.0%	$63,849,769

Net Assets- 100.0%	$63,849,769

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Japan Government Bond	December 2013	5	$7,332,112	$67,884
ASX SPI 200 Index	December 2013	62	7,550,785	(10,072)
CAC 40 10 Euro	October 2013	95	5,327,895	57,834
Cocoa *	December 2013	51	1,346,400	127,570
Cotton No. 2 *	December 2013	77	3,357,585	107,840
E-Mini S&P 500	December 2013	91	7,618,065	(18,656)
E-Mini S&P MidCap 400	December 2013	49	6,078,940	70,437
Euro-Bund	December 2013	3	570,165	12,590
FTSE 100 Index	December 2013	66	6,868,902	(131,187)
FTSE/JSE Top 40 Index	December 2013	174	6,895,328	79,625
FTSE/MIB Index	December 2013	37	4,358,859	13,412
Gasoline RBOB *	November 2013	37	4,084,223	(334,729)
German Stock Index	December 2013	20	5,809,188	71,746
Hang Seng China Enterprises Index	October 2013	50	3,331,421	(119,421)
Hang Seng Index	October 2013	28	4,130,665	(75,228)
IBEX 35 Index	October 2013	37	4,571,872	146,099
Lean Hogs *	December 2013	248	8,593,200	63,092
LME Lead *	November 2013	101	5,318,281	(110,832)
MSCI Taiwan Stock Index	October 2013	150	4,306,500	(89,036)
NYMEX WTI Crude *	October 2013	39	3,990,870	(247,783)
OMXS30 Index	October 2013	313	6,140,479	(35,077)
Russell 2000 Mini Index	December 2013	54	5,785,560	135,666
S&P/Toronto Stock Exchange 60 Index	December 2013	54	7,660,355	40,226
SGX S&P CNX Nifty Index	November 2013	356	4,105,036	(122,750)
Tokyo Price Index	December 2013	19	2,313,136	77,814

			$127,445,822	$(222,936)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Commonwealth Treasury Bond	December 2013	125	$13,712,366	$(294,521)
10 Year Canada Bond	December 2013	112	14,098,145	(153,367)
10 Year U.S. Treasury Note	December 2013	119	15,040,484	(299,255)
Coffee ‘C’ *	December 2013	133	5,670,788	349,065
Copper *	December 2013	30	2,492,250	(83,279)
Corn *	December 2013	178	3,929,350	136,744
Gold 100 Oz *	December 2013	40	5,308,000	(203,156)
ICE Brent Crude *	November 2013	20	2,148,600	101,025
ICE Gas Oil *	November 2013	23	2,097,600	117,248
Live Cattle *	January 2014	222	11,719,380	(275,382)
LME Nickel *	November 2013	56	4,677,960	25,838
LME Primary Aluminum *	November 2013	134	6,113,750	(64,132)
LME Zinc *	November 2013	69	3,283,106	(23,105)
Long Gilt	December 2013	68	12,143,093	(178,287)
Natural Gas *	October 2013	75	2,670,000	72,174
NY Harbor ULSD *	November 2013	16	1,996,848	125,004
Silver *	December 2013	14	1,519,560	(116,167)
Soybean *	November 2013	32	2,052,400	(124,974)
Sugar #11 *	March 2014	375	7,618,800	(317,693)
Wheat *	December 2013	143	4,851,275	(153,134)

			$123,143,755	$(1,359,354)

*	All or a portion of these securities are held by Salient Trend Offshore Fund Ltd. (the “Trend Subsidiary”).

See accompanying notes to Schedules of Investments.

SALIENT TREND FUND

Consolidated Schedule of Investments, continued

September 30, 2013

(Unaudited)

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$94,840,226	37.8%
Equity Risk	92,852,986	37.1%
Interest Rate Risk	62,896,365	25.1%

Total	$250,589,577	100.0%

See accompanying notes to Schedules of Investments.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments

September 30, 2013

(Unaudited)

	Shares/Units	Fair Value
Common Stocks-94.1%
Consumer Discretionary-9.3%
France-2.9%
Vivendi Universal SA (1)	66,930	$1,540,172
Germany-2.0%
Daimler AG (1)	14,323	1,116,298
United States-4.4%
Johnson Controls, Inc.	17,413	722,640
Ross Stores, Inc.	22,268	1,621,110

		5,000,220

Consumer Staples-13.5%
United Kingdom-5.8%
Reckitt Benckiser Group PLC (1)	24,888	1,820,932
Tesco PLC (1)	214,180	1,244,973
United States-7.7%
CVS Caremark Corp.	23,663	1,342,875
Kellogg Co.	19,289	1,132,843
PepsiCo, Inc.	20,878	1,659,801

		7,201,424

Energy-13.4%
France-1.7%
Total SA ADR	15,517	898,745
Luxembourg-1.2%
Tenaris SA ADR	13,300	622,174
Netherlands-3.0%
Royal Dutch Shell PLC ADR	24,657	1,619,472
Norway-1.5%
TGS Nopec Geophysical Co. ASA (1)	27,916	823,598
Switzerland-1.3%
Weatherford International, Ltd. (2)	45,215	693,146
United States-4.7%
CONSOL Energy, Inc.	23,647	795,722
Phillips 66	13,517	781,553
Targa Resources Corp.	12,542	915,064

		7,149,474

Financials-20.5%
Germany-2.0%
Muenchener Rueckversicherungs-Gesellschaft AG (1)	5,360	1,048,332
India-1.1%
ICICI Bank, Ltd. ADR	19,714	600,883
Italy-1.3%
Unicredit SpA (1)	105,536	675,275
Japan-1.3%
Sumitomo Mitsui Trust Holding, Inc. (1)	135,116	671,127
Spain-2.2%
Banco Bilbao Vizcaya Argentaria SA ADR	104,878	1,172,536
Switzerland-1.4%
UBS AG	35,575	729,999
United States-11.2%
Bank of America Corp.	44,215	610,167
Bank of New York Mellon Corp.	39,663	1,197,426
Capital One Financial Corp.	15,345	1,054,815
Genworth Financial, Inc., Class - A (2)	87,683	1,121,466
Loews Corp.	25,184	1,177,099
MetLife, Inc.	16,700	784,065

		10,843,190

Health Care-11.7%
France-2.2%
Sanofi-Aventis ADR	23,397	1,184,590
Germany-1.9%
Bayer AG (1)	8,450	996,267
Switzerland-2.3%
Novartis AG ADR	16,512	1,266,635
United Kingdom-2.0%
Smith & Nephew PLC (1)	87,319	1,089,975
United States-3.3%
Abbott Laboratories	53,816	1,786,152

		6,323,619

See accompanying notes to Schedules of Investments.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

September 30, 2013

(Unaudited)

	Shares/Units	Fair Value
Industrials-8.8%
Hong Kong-0.5%
Sinotrans Shipping, Ltd. (1)	899,783	$283,355
Switzerland-1.5%
ABB, Ltd. ADR	35,033	826,428
United States-6.8%
CSX Corp.	35,829	922,238
Fluor Corp.	9,608	681,784
Rockwell Automation, Inc.	9,130	976,362
United Technologies Corp.	9,929	1,070,545

		4,760,712

Information Technology-8.6%
Sweden-1.5%
Telefonaktiebolaget Lm Ericsson ADR	61,020	814,617
United States-7.1%
F5 Networks, Inc. (2)	6,018	516,104
Fiserv, Inc. (2)	12,037	1,216,339
Google, Inc., Class - A (2)	1,472	1,289,340
Tibco Software, Inc. (2)	26,058	666,824
Violin Memory, Inc. (2)	15,316	112,573

		4,615,797

Materials-3.5%
South Korea-1.5%
POSCO ADR	11,195	824,400
Switzerland-2.0%
Syngenta AG ADR	12,989	1,056,006

		1,880,406

Telecommunication Services-3.2%
Hong Kong-3.2%
China Mobile, Ltd. ADR	30,125	1,699,954

		1,699,954

Utilities-1.6%
France-1.6%
Veolia Environnement ADR	49,386	845,488

		845,488

Total Common Stock (Cost $46,624,612)		50,320,284

Exchange Traded Funds-3.6%
United States-3.6%
iShares MSCI China ETF	16,100	741,405
WisdomTree Japan Hedged Equity Fund ETF	24,774	1,187,418

Total Exchange Traded Funds (Cost $1,828,332)		1,928,823

Total Investments-97.7% (Cost $48,452,944)		52,249,107
Other Assets and Liabilities-2.3%		1,229,275

Total Net Assets-100.0%		$53,478,382

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)

Security was valued using fair value procedures approved by the Board. The aggregate value of these securities was $11,310,304, representing 21.1% of net assets. See Note 2 regarding fair valuation of foreign equity securities.

(2)	Non-income producing security.

ADR - American Depositary Receipt
ETF - Exchange Traded Fund
PLC - Public Limited Company

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

September 30, 2013

(Unaudited)

Salient Global Equity Fund invested in the following industries as of September 30, 2013:

	Value	% of Net Assets
Consumer Discretionary	$5,000,220	9.3%
Consumer Staples	7,201,424	13.5%
Energy	7,149,474	13.4%
Financials	10,843,190	20.5%
Health Care	6,323,619	11.7%
Industrials	4,760,712	8.8%
Information Technology	4,615,797	8.6%
Materials	1,880,406	3.5%
Registered Investment Companies	1,928,823	3.6%
Telecommunication Services	1,699,954	3.2%
Utilities	845,488	1.6%
Other *	1,229,275	2.3%

Total	$53,478,382	100.0%

Salient Global Equity Fund invested in securities with exposure to the following countries as of September 30, 2013:

	Value	% of Net Assets
France	$4,468,995	8.4%
Germany	3,160,897	5.9%
Hong Kong	1,983,309	3.7%
India	600,883	1.1%
Italy	675,275	1.3%
Japan	671,127	1.3%
Luxembourg	622,174	1.2%
Netherlands	1,619,472	3.0%
Norway	823,598	1.5%
South Korea	824,400	1.5%
Spain	1,172,536	2.2%
Sweden	814,617	1.5%
Switzerland	4,572,214	8.5%
United Kingdom	4,155,880	7.8%
United States	26,083,730	48.8%
Other *	1,229,275	2.3%

Total	$53,478,382	100.0%

*	Includes net other assets and liabilities, which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to Schedules of Investments.

SALIENT MF TRUST

Notes to Schedules of Investments

September 30, 2013

(Unaudited)

(1)	ORGANIZATION

Salient MF Trust (the “Trust”) was organized on November 15, 2011 as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2013, the Trust is comprised of five funds. The accompanying Schedules of Investments are presented for the following funds (individually a “Fund” and collectively the “Funds”):

Fund	Short Name	Commencement of Operations
Salient Risk Parity Fund	Risk Parity Fund	July 9, 2012
Salient MLP & Energy Infrastructure Fund II	MLP Fund	September 19, 2012
Salient Alternative Beta Fund	Alternative Beta Fund	February 28, 2013
Salient Trend Fund
(formerly Salient Pure Trend Fund)	Trend Fund	January 2, 2013
Salient Global Equity Fund	Global Equity Fund	January 3, 2013

The Risk Parity Fund, the MLP Fund, the Alternative Beta Fund and the Trend Fund are classified as non-diversified under the 1940 Act. The Global Equity Fund is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest (“Shares”) with no par value. The Funds offer three classes of shares: Class A Shares, Class C Shares, and Class I Shares. Each class of Shares is identical except as to sales charges, distribution and other expenses borne by each class, voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of Shares. Class A Shares have a maximum sales charge of 5.50% as a percentage of the offering price on investments of less than $1 million (no sales charge for investments of $1 million or more). Class A Shares and Class C Shares are subject to a maximum contingent deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares are offered without any front-end sales charge. No sales charges are assessed with respect to Class I Shares of the Funds.

The Risk Parity Fund’s investment objective is to seek long term capital appreciation by allocating capital across a broad set of asset classes in which Salient Adviser (as defined below) seeks to balance the sources of portfolio risk, as measured by contribution to total volatility. The MLP Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders. The Alternative Beta Fund’s and the Trend Fund’s investment objectives are to seek long term capital appreciation with low correlation to traditional core equity and bond market exposures. The Global Equity Fund’s investment objective is to seek long term capital appreciation. The board of trustees (each member thereof a “Trustee” and, collectively, the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, LP (“Salient Adviser”) for the Risk Parity Fund, Alternative Beta Fund, Trend Fund and Global Equity Fund and Salient Capital Advisors, LLC (“SCA”) for the MLP Fund to manage each Fund’s portfolio and operations. Salient Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Commodities Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodities trading advisor and is a member of the National Futures Association. SCA is a Texas limited liability company that is registered as an investment adviser under the Advisers Act. Under the Investment Management Agreement, Salient Adviser and SCA are responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Funds’ investment programs subject to the ultimate supervision of the Board.

Under the Funds’ organizational documents, the Funds’ Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Funds. However, based on experience, management expects that risk of loss to be remote.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2013

(Unaudited)

Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Risk Parity Subsidiary is wholly-owned by the Risk Parity Fund, and is therefore consolidated in the Risk Parity Fund’s consolidated financial statements. The Risk Parity Subsidiary was formed on July 13, 2012, and has been consolidated since its formation. The Risk Parity Fund invests in the Risk Parity Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Risk Parity Fund” includes both the Risk Parity Fund and the Risk Parity Subsidiary.

The MLP Fund may invest up to 25% of its total assets in Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”). The MLP Subsidiary, which is wholly-owned by the MLP Fund, and therefore consolidated in the MLP Fund’s consolidated financial statements, is organized under the laws of the state of Delaware and for federal income tax purposes as a Subchapter “C” corporation. The MLP Subsidiary was formed on September 19, 2012, and has been consolidated since its formation. The MLP Fund invests in the MLP Subsidiary in order to gain additional exposure to equity or debt securities of various master limited partnerships. Where the context requires, the “MLP Fund” includes both the MLP Fund and the MLP Subsidiary.

Salient Alternative Beta Offshore Fund, Ltd. (the “Alternative Beta Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Alternative Beta Subsidiary is wholly-owned by the Alternative Beta Fund, and is therefore consolidated in the Alternative Beta Fund’s consolidated financial statements. The Alternative Beta Subsidiary was formed on August 16, 2012, and has been consolidated since commencement of operations of the Alternative Beta Fund. The Alternative Beta Fund invests in the Alternative Beta Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Alternative Beta Fund” includes both the Alternative Beta Fund and the Alternative Beta Subsidiary.

Salient Trend Offshore Fund, Ltd. (formerly Salient Pure Trend Offshore Fund, Ltd.) (the “Trend Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Trend Subsidiary is wholly-owned by the Trend Fund, and is therefore consolidated in the Trend Fund’s consolidated financial statements. The Trend Subsidiary was formed on August 16, 2012, and has been consolidated since commencement of operations of the Trend Fund. The Trend Fund invests in the Trend Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Trend Fund” includes both the Trend Fund and the Trend Subsidiary.

The Global Equity Fund is not invested in a wholly-owned subsidiary and is presented on an individual fund basis. For convenience, reference to financial statements shall include those consolidated and on an individual fund basis, as the context requires.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a)	BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying Schedules of Investments reflect the financial positions of the Risk Parity Fund and the Risk Parity Subsidiary, and the MLP Fund and the MLP Subsidiary, the Alternative Beta Fund

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2013

(Unaudited)

and the Alternative Beta Subsidiary, the Trend Fund and the Trend Subsidiary, each on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. The Global Equity Fund is presented on an individual fund basis.

(b)	CASH EQUIVALENTS

The Funds consider all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c)	PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d)	INVESTMENT VALUATION

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Funds’ valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by Salient Adviser and SCA of the Funds’ valuation policies.

The Board has authorized Salient Adviser and SCA to each establish a valuation committee (the “Adviser Valuation Committee”), which includes representatives from each Fund’s investment adviser. The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by Salient Adviser, SCA, or Citi Fund Services Ohio, Inc., the Funds’ independent administrator (“Administrator”).

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Funds are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation day. Securities listed on the NASDAQ National Market System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

As of the close of regular trading on the New York Stock Exchange (the “NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2013

(Unaudited)

if held long, or at the last reported ask price if held short. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1 in the fair value hierarchy. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures contracts are generally categorized as Level 2 in the fair value hierarchy.

•

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or 2 in the fair value hierarchy based on the level of inputs utilized in determining the value of such securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, which is calculated using the current day’s spot rate, and the 30 to 720 day forward rates converted to U.S. dollars at the exchange rate of such currencies on the valuation date. Such valuations are provided by a pricing service approved by the Board, and are typically categorized as Level 2 in the fair value hierarchy.

Options that are listed on a securities exchange are generally valued at the closing “bid” and “ask” prices for options held long and short, respectively on the valuation date and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported, the positions are valued at the last sales price on the valuation date. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2013

(Unaudited)

independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued pursuant to the fair valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•

INVESTMENT FUNDS—Investments in investment limited partnerships and shares in unregistered investment funds (“Investment Funds”) for which a market value is not available will generally be valued using the partner’s capital or NAV as a practical expedient, as reported by the investment fund managers or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The net asset values reported to Salient Adviser or SCA by the external fund managers or their administrators may be based on estimates that are available on the valuation date. Such investments are typically categorized as Level 2 in the fair value hierarchy. In instances where values are provided less frequently from external investment fund managers or their administrators, the last value provided by the external investment fund managers or their administrators will be adjusted for subsequent capital transactions, and accrued management fees, and any other information available to arrive at an estimated fair value as of the valuation date. Such investments are typically categorized as Level 3 in the fair value hierarchy, based on the level of inputs utilized in determining the value of such investments.

(e)	FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f)	MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as Master Limited Partnerships (“MLPs”) are generally organized under state law as limited partnerships or limited liability companies. The MLP Fund and the MLP Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2013

(Unaudited)

role in the operation and management of the entity and receive cash distributions. The MLP Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g)	RESTRICTED AND ILLIQUID SECURITIES

The MLP Fund may invest up to 15% of its total assets in unregistered or otherwise restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Adviser based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the MLP Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures.

The restricted securities held at September 30, 2013 are identified below and are also presented in the MLP Fund’s Consolidated Schedule of Investments.

Fund	Security	% of Net Assets	Acquisition Date	Acquisition Cost	Shares/ Units	Fair Value
MLP Fund	NGL Energy Partners, L.P.	1.4%	6/24/13	$4,275,760	152,000	$4,569,120
MLP Fund	NGL Energy Partners, L.P.	1.0%	9/30/13	3,105,000	103,500	3,087,405

	Total			$7,380,760	255,500	$7,656,525

(h)	USE OF ESTIMATES

The preparation of the Schedules of Investments in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Schedules of Investments. Actual results could differ from those estimates and such differences may be significant.

(i)	DERIVATIVE INSTRUMENTS

All open derivative positions at period-end are reflected in the Funds’ Schedules of Investments. The following is a description of the derivative instruments the Funds utilize, including the primary underlying risk exposures related to each instrument type.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Alternative Beta Fund enters into forward foreign currency exchange contracts in connection with its investment objective in order to gain exposure to a variety of non-traditional risk premiums. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2013

(Unaudited)

statement purposes as unrealized gains or losses until the contract settlement date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

FUTURES CONTRACTS—The Risk Parity Fund, the Alternative Beta Fund, the Trend Fund and the Global Equity Fund invest in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). A portion of the initial margin is restricted as to its use. Subsequent payments, known as “variation margin,” are made or received by the Funds, depending on the fluctuations in the value of the underlying security. The underlying security is not physically delivered. The Funds recognize a gain or loss equal to the variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts, interest rate risk related to bond futures contracts, and commodity price risk related to commodity futures contracts) and exposure to loss. The face or contract amount reflects the extent of the total exposure the Funds have in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Funds to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities. With futures contracts, there is minimal counterparty risk to the Funds since the futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

OPTIONS—The MLP Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the MLP Fund’s Schedule of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the MLP Fund writes a call option, the MLP Fund will have the obligation upon exercise of such call option to deliver the underlying equity upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the MLP Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the MLP Fund retains the risk of loss should the price of the underlying security decline.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2013

(Unaudited)

The MLP Fund had the following transactions in written call options during the period ended September 30, 2013:

	Number of Contracts	Premiums
Options outstanding at December 31, 2012	—	$—
Options written	9,623	257,944
Options expired	(5,301)	(136,618)
Options closed	(4,322)	(121,326)

Options outstanding at September 30, 2013	—	$—

SWAP AGREEMENTS—The Alternative Beta Fund invests in swap agreements in connection with its investment objective in order to gain exposure to a variety of non-traditional risk premiums. As of September 30, 2013, the Alternative Beta Fund is invested in total return swaps.

A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

Total return swaps are subject to counterparty risk, market risk and interest rate risk. Total return swaps utilized by the Alternative Beta Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Alternative Beta Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. Additionally, risks may arise from the unanticipated movements in interest rates. The Alternative Beta Fund may use various techniques to minimize credit risk including early termination or periodic reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for total return swaps.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2013

(Unaudited)

The following is a summary of the fair value of derivative instruments held directly by the Funds as of September 30, 2013, and where such derivatives are recorded:

	Assets			Liabilities
Fund	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	Unrealized Appreciation on Futures Contracts	Unrealized Gain on Swap Agreements	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	Unrealized Depreciation on Futures Contracts
Commodity Risk Exposure:
Risk Parity Fund	$—	$1,364,202	$—	$—	$2,595,513
Alternative Beta Fund	—	510,770	—	—	1,064,372
Trend Fund	—	1,225,600	—	—	2,054,366

Equity Risk Exposure:
Risk Parity Fund	—	788,857	—	—	703,311
Alternative Beta Fund	—	754,988	26,466	—	1,160,421
Trend Fund	—	692,859	—	—	601,427

Foreign Exchange Rate Risk Exposure:
Alternative Beta Fund	1,386,184	—	—	1,067,094	—

Interest Rate Risk Exposure:
Risk Parity Fund	—	2,480,283	—	—	—
Alternative Beta Fund	—	—	—	—	306,010
Trend Fund	—	80,474	—	—	925,430

^	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Investments

(j)	CFTC REGULATION

On August 13, 2013, the CFTC adopted rules to harmonize conflicting Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to the MLP Fund and the Global Equity Fund, SCA and Salient Adviser, respectively, have claimed an exclusion from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the MLP Fund and the Global Equity Fund are not currently subject to registration or regulation as commodity pools under the CEA.

With respect to the Risk Parity Fund, the Alternative Beta Fund and the Trend Fund, Salient Adviser has not renewed a filing under CFTC Regulation 4.5 of the CEA. Salient Adviser meets the definition of a commodity pool operator with respect to these Funds, and each will be subject to regulation by the CFTC as commodity pools upon finalization of CFTC regulation applicable to registered investment companies that do not meet an exclusion from the definition of commodity pool.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2013

(Unaudited)

(k)	PROPOSED TAX REGULATIONS

On August 2, 2013, the Internal Revenue Service (“IRS”) issued proposed regulations which, if adopted in their current form, would require the MLP Fund to aggregate investment holdings of the MLP Subsidiary with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of qualified publicly traded partnerships, which includes MLPs. The proposed regulations would not impact the MLP Fund investments in affiliates of MLPs or other Energy Infrastructure Companies structured as domestic corporations. If the proposed regulations are adopted and finalized in their current form, the MLP Fund would reduce its overall investment in MLPs, whether held in the MLP Fund directly or held by the MLP Subsidiary, to no more than 25% of the MLP Fund’s total assets. The MLP Fund would otherwise continue to pursue its current investment objective and strategies.

The IRS proposed regulations have no immediate impact on the current operations of the MLP Fund, and will not affect the ability of the MLP Fund to qualify as a RIC for tax purposes in the current year. The IRS had requested comments on the proposed regulations by October 31, 2013. A public hearing is scheduled for December 9, 2013. If ultimately adopted, the proposed regulations would, unless altered, apply to quarters that begin at least 90 days after the date of publication of any final regulations.

SCA is evaluating possible investment alternatives in the event the proposed regulations are finalized. Reduction of the MLP Fund’s investments in MLPs (whether held in the MLP Fund directly or held in the MLP Subsidiary), and/or use of any alternatives, could negatively affect the MLP Fund’s investment returns.

(3)	FAIR VALUE MEASUREMENTS

The Funds define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Funds’ investments are summarized in the three broad levels listed below:

• Level 1 —	unadjusted quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds disclose transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

For the period ended September 30, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2013

(Unaudited)

The following is a summary categorization as of September 30, 2013, of the Funds’ investments based upon the levels of inputs utilized in determining the value of such investments. The breakdown by category of equity securities is disclosed in the Schedules of Investments.

	LEVEL 1		LEVEL 2		Total
Fund Name	Investment Securities	Other Financial Instruments ^	Investment Securities	Other Financial Instruments ^	Investment Securities	Other Financial Instruments ^
Risk Parity Fund
Futures Contracts	$—	$1,334,518	$—	$—	$—	$1,334,518

Total	$—	$1,334,518	$—	$—	$—	$1,334,518

MLP Fund
Common Stocks	$3,185,021	$—	$—	$—	$3,185,021	$—
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	94,077,361	—	7,656,525	—	101,733,886	—
Other Master Limited Partnerships and Related Companies (a)	206,954,773	—	—	—	206,954,773	—
Warrant	2,864,827	—	—	—	2,864,827	—

Total	$307,081,982	$—	$7,656,525	$—	$314,738,507	$—

Alternative Beta Fund
Futures Contracts	$—	$(1,265,045)	$—	$—	$—	$(1,265,045)
Total Return Swap Agreements	—	—	—	26,466	—	26,466
Forward Foreign Currency
Exchange Contracts	—	—	—	319,090	—	319,090

Total	$—	$(1,265,045)	$—	$345,556	$—	$(919,489)

Trend Fund
Futures Contracts	$—	$(1,582,290)	$—	$—	$—	$(1,582,290)

Total	$—	$(1,582,290)	$—	$—	$—	$(1,582,290)

Global Equity Fund
Common Stocks
Consumer Discretionary	$2,343,750	$—	$2,656,470	$—	$5,000,220	$—
Consumer Staples	4,135,519	—	3,065,905	—	7,201,424	—
Energy	6,325,876	—	823,598	—	7,149,474	—
Financials	8,448,456	—	2,394,734	—	10,843,190	—
Health Care	4,237,377	—	2,086,242	—	6,323,619	—
Industrials	4,477,357	—	283,355	—	4,760,712	—
Other Common Stocks (a)	9,041,645	—	—	—	9,041,645	—
Exchange Traded Funds	1,928,823	—	—	—	1,928,823	—

Total	$40,938,803	$—	$11,310,304	$—	$52,249,107	$—

(a)	For detailed investment categorizations, see the accompanying Schedules of Investments.
^

Other financial instruments include any derivative instruments not reflected in the Schedules of Investments as Investment Securities, such as forward foreign currency exchange contracts, futures contracts and swap agreements. These investments are generally presented as other assets and liabilities in the Schedules of Investments at the unrealized gain or loss on the investment.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2013

(Unaudited)

(4)	FEDERAL INCOME TAXES

At September 30, 2013, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MLP Fund	$298,679,944	$21,381,879	$(5,323,316)	$16,058,563
Global Equity Fund	48,515,985	4,444,177	(711,055)	3,733,122

(5)	RISK CONSIDERATIONS

The following summary of certain common principal risk footnotes is not meant to be comprehensive of each Fund’s risks.

(a)	GENERAL MARKET RISK

An investment in the Funds’ common shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds’ common shares. An investment in the Funds’ common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds’ distributions.

(b)	CONCENTRATION RISK

The MLP Fund’s investment portfolio will be concentrated in MLPs and energy infrastructure companies in the group of industries that comprise the energy infrastructure sector. The focus of the portfolio on a specific industry or industries within the energy infrastructure sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy infrastructure sector would have a larger impact on the MLP Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the MLP Fund invests a relatively high percentage of the MLP Fund’s assets in the obligations of a limited number of issuers, the MLP Fund may be more susceptible than a more widely diversified investment company to any single economic, political, or regulatory occurrence.

(c)	CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments in securities denominated in a foreign currency or may widen existing losses. A Fund’s net currency positions may expose it to risks independent of its securities positions.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2013

(Unaudited)

(d)	LEVERAGE RISK

Financial leverage represents the leveraging of the Funds’ investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Funds’ net asset value to decline. When financial leverage is used, the net asset value and market value of the Funds’ common shares will be more volatile. There is no assurance that the Funds’ use of financial leverage will be successful.

(e)	DERIVATIVES RISK

The Funds may purchase and sell derivative instruments (including options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that the Funds might otherwise sell. In addition, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Funds for investment purposes.

Item 2.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient MF Trust

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: November 25, 2013

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: November 25, 2013